EXHIBIT 23(D)

                         1838 INVESTMENT ADVISORS FUNDS
                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made by and between 1838 INVESTMENT ADVISORS FUNDS, a Delaware business trust (hereinafter called the "Trust"), on behalf of 1838 INTERNATIONAL EQUITY FUND (the "Fund"), and 1838 INVESTMENT ADVISORS, INC., a Delaware corporation (hereinafter called the "Investment Adviser").

                              W I T N E S S E T H:

     WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities, and the Investment Adviser is a registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and engages in the business of providing investment management services; and

     WHEREAS, the Trust has selected the Investment Adviser to serve as the investment adviser for the Fund effective as of the date of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Trust on behalf of the Fund hereby employs the Investment Adviser to manage the investment and reinvestment of the Fund's assets and to administer its affairs, subject to the direction of the Board of Trustees and officers of the Trust for the period and on the terms hereinafter set forth. The Investment Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Adviser shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or the Fund in any way, or in any way be deemed an agent of the Trust or the Fund. The Investment Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board of Trustees of the Trust with such information and reports regarding the Fund's investments as the Investment Adviser deems appropriate or as the Trustees of the Trust may reasonably request. Subject to compliance with the requirements of the 1940 Act, the Investment Adviser may retain as a sub-adviser to the Fund, at the Investment Adviser's own expense, any investment adviser registered under the Advisers Act.

     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. Officers and employees of the Investment Adviser may be trustees, directors, officers and employees of the funds of which the Investment Adviser serves as investment adviser. Officers and employees of the Investment Adviser who are trustees, officers and/or employees of the Trust shall not receive any compensation from the Trust for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Adviser may share facilities common to each, with appropriate proration of expenses between them.

     3. (a) The Investment Adviser shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the primary objective of obtaining the best available prices and execution, the Investment Adviser will place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time, including brokers who provide statistical, factual and financial information and services to the Fund, to the Investment Adviser, or to any other fund for which the Investment Adviser provides investment advisory services and/or with broker-dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Adviser provides investment advisory services. Broker-dealers who sell shares of the funds of which the Investment Adviser is investment adviser, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

          (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Adviser is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund and to other funds for which the Investment Adviser exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Adviser under the provisions of this Agreement, the Trust on behalf of the Fund shall pay to the Investment Adviser from the Fund's assets an annual fee equal to .75% of the daily average net assets of the Fund, payable on a monthly basis, subject to reduction to the extent necessary to comply with the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

     If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The services to be rendered by the Investment Adviser to the Trust on behalf of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     6. The Investment Adviser, its officers, employees, and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust on behalf of the Fund or to any other investment company, corporation, association, firm or individual.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Adviser to the Fund, the Investment Adviser shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     8. The Trust agrees that, in the event that the Investment Adviser ceases to be the Fund's investment adviser for any reason, the Trust will (unless the Investment Adviser otherwise agrees in writing) promptly take all necessary steps to propose to the Fund's shareholders at the next regular meeting that the Fund change to a name not including the word "1838." The Trust agrees that the word "1838" in the Fund's name is derived from the name of the Investment Adviser and is the property of the Investment Adviser for copyright and all other purposes and that therefore such word may be freely used by the Investment Adviser as to other investment activities or other investment products.

     9. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Fund. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Adviser of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to a vote of a majority of the outstanding voting securities of the Fund. The Investment Adviser may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     10. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     11. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly authorized officers the day of , 199 .

Attest:                                 1838 INVESTMENT ADVISORS FUNDS

                                        By:
--------------------------------            -------------------------------
                                            W. Thacher Brown
                                            President

Attest:                                 1838 INVESTMENT ADVISORS, INC.

                                        By:
--------------------------------            -------------------------------
                                            W. Thacher Brown
                                            President

                         1838 INVESTMENT ADVISORS FUNDS
                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made by and between 1838 INVESTMENT ADVISORS FUNDS, a Delaware business trust (hereinafter called the "Trust"), on behalf of 1838 SMALL CAP EQUITY FUND (the "Fund"), and 1838 INVESTMENT ADVISORS, INC., a Delaware corporation (hereinafter called the "Investment Adviser").

                              W I T N E S S E T H:

     WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities, and the Investment Adviser is a registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and engages in the business of providing investment management services; and

     WHEREAS, the Trust has selected the Investment Adviser to serve as the investment adviser for the Fund effective as of the date of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Trust on behalf of the Fund hereby employs the Investment Adviser to manage the investment and reinvestment of the Fund's assets and to administer its affairs, subject to the direction of the Board of Trustees and officers of the Trust for the period and on the terms hereinafter set forth. The Investment Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Adviser shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or the Fund in any way, or in any way be deemed an agent of the Trust or the Fund. The Investment Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board of Trustees of the Trust with such information and reports regarding the Fund's investments as the Investment Adviser deems appropriate or as the Trustees of the Trust may reasonably request. Subject to compliance with the requirements of the 1940 Act, the Investment Adviser may retain as a sub-adviser to the Fund, at the Investment Adviser's own expense, any investment adviser registered under the Advisers Act.

     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. Officers and employees of the Investment Adviser may be trustees, directors, officers and employees of the funds of which the Investment Adviser serves as investment adviser. Officers and employees of the Investment Adviser who are trustees, officers and/or employees of the Trust shall not receive any compensation from the Trust for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Adviser may share facilities common to each, with appropriate proration of expenses between them.

     3. (a) The Investment Adviser shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the primary objective of obtaining the best available prices and execution, the Investment Adviser will place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time, including brokers who provide statistical, factual and financial information and services to the Fund, to the Investment Adviser, or to any other fund for which the Investment Adviser provides investment advisory services and/or with broker-dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Adviser provides investment advisory services. Broker-dealers who sell shares of the funds of which the Investment Adviser is investment adviser, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

          (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Adviser is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund and to other funds for which the Investment Adviser exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Adviser under the provisions of this Agreement, the Trust on behalf of the Fund shall pay to the Investment Adviser from the Fund's assets an annual fee equal to .75% of the daily average net assets of the Fund, payable on a monthly basis, subject to reduction to the extent necessary to comply with the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

     If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The services to be rendered by the Investment Adviser to the Trust on behalf of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     6. The Investment Adviser, its officers, employees, and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust on behalf of the Fund or to any other investment company, corporation, association, firm or individual.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Adviser to the Fund, the Investment Adviser shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     8. The Trust agrees that, in the event that the Investment Adviser ceases to be the Fund's investment adviser for any reason, the Trust will (unless the Investment Adviser otherwise agrees in writing) promptly take all necessary steps to propose to the Fund's shareholders at the next regular meeting that the Fund change to a name not including the word "1838." The Trust agrees that the word "1838" in the Fund's name is derived from the name of the Investment Adviser and is the property of the Investment Adviser for copyright and all other purposes and that therefore such word may be freely used by the Investment Adviser as to other investment activities or other investment products.

     9. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Fund. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the

Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Adviser of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to a vote of a majority of the outstanding voting securities of the Fund. The Investment Adviser may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     10. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     11. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act.

                  IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly authorized officers the day of , 199 .

Attest:                                 1838 INVESTMENT ADVISORS FUNDS

                                        By:
--------------------------------            -------------------------------
                                            W. Thacher Brown
                                            President

Attest:                                 1838 INVESTMENT ADVISORS, INC.

                                        By:
--------------------------------            -------------------------------
                                            W. Thacher Brown
                                            President

**
                         1838 INVESTMENT ADVISORS FUNDS
                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made by and between 1838 INVESTMENT ADVISORS FUNDS, a Delaware business trust (hereinafter called the "Trust"), on behalf of 1838 LARGE CAP EQUITY FUND (the "Fund"), and 1838 INVESTMENT ADVISORS, INC., a Delaware corporation (hereinafter called the "Investment Adviser").

                              W I T N E S S E T H:

     WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities, and the Investment Adviser is a registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and engages in the business of providing investment management services; and

     WHEREAS, the Trust has selected the Investment Adviser to serve as the investment adviser for the Fund effective as of the date of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Trust on behalf of the Fund hereby employs the Investment Adviser to manage the investment and reinvestment of the Fund's assets and to administer its affairs, subject to the direction of the Board of Trustees and officers of the Trust for the period and on the terms hereinafter set forth. The Investment Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Adviser shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or the Fund in any way, or in any way be deemed an agent of the Trust or the Fund. The Investment Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board of Trustees of the Trust with such information and reports regarding the Fund's investments as the Investment Adviser deems appropriate or as the Trustees of the Trust may reasonably request. Subject to compliance with the requirements of the 1940 Act, the Investment Adviser may retain as a sub-adviser to the Fund, at the Investment Adviser's own expense, any investment adviser registered under the Advisers Act.

     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. Officers and employees of the Investment Adviser may be trustees, directors, officers and employees of the funds of which the Investment Adviser serves as investment adviser. Officers and employees of the Investment Adviser who are trustees, officers and/or employees of the Trust shall not receive any compensation from the Trust for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Adviser may share facilities common to each, with appropriate proration of expenses between them.

     3. (a) The Investment Adviser shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the primary objective of obtaining the best available prices and execution, the Investment Adviser will place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time, including brokers who provide statistical, factual and financial information and services to the Fund, to the Investment Adviser, or to any other fund for which the Investment Adviser provides investment advisory services and/or with broker-dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Adviser provides investment advisory services. Broker-dealers who sell shares of the funds of which the Investment Adviser is investment adviser, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

          (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Adviser is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund and to other funds for which the Investment Adviser exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Adviser under the provisions of this Agreement, the Trust on behalf of the Fund shall pay to the Investment Adviser from the Fund's assets an annual fee equal to 0.60% of the daily average net assets of the Fund, payable on a monthly basis, subject to reduction to the extent necessary to comply with the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

     If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The services to be rendered by the Investment Adviser to the Trust on behalf of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     6. The Investment Adviser, its officers, employees, and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust on behalf of the Fund or to any other investment company, corporation, association, firm or individual.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Adviser to the Fund, the Investment Adviser shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     8. The Trust agrees that, in the event that the Investment Adviser ceases to be the Fund's investment adviser for any reason, the Trust will (unless the Investment Adviser otherwise agrees in writing) promptly take all necessary steps to propose to the Fund's shareholders at the next regular meeting that the Fund change to a name not including the word "1838." The Trust agrees that the word "1838" in the Fund's name is derived from the name of the Investment Adviser and is the property of the Investment Adviser for copyright and all other purposes and that therefore such word may be freely used by the Investment Adviser as to other investment activities or other investment products.

     9. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Fund. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Adviser of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to a vote of a majority of the outstanding voting securities of the Fund. The Investment Adviser may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     10. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     11. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act.

                  IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly authorized officers the day of , 199 .

Attest:                                 1838 INVESTMENT ADVISORS FUNDS

                                        By:
--------------------------------            -------------------------------
                                            W. Thacher Brown
                                            President

Attest:                                 1838 INVESTMENT ADVISORS, INC.

                                        By:
--------------------------------            -------------------------------
                                            W. Thacher Brown
                                            President

                         1838 INVESTMENT ADVISORS FUNDS
                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made by and between 1838 INVESTMENT ADVISORS FUNDS, a Delaware business trust (hereinafter called the "Trust"), on behalf of 1838 SPECIAL EQUITY FUND (the "Fund"), and 1838 INVESTMENT ADVISORS, INC., a Delaware corporation (hereinafter called the "Investment Adviser").

                              W I T N E S S E T H:

     WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities, and the Investment Adviser is a registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and engages in the business of providing investment management services; and

     WHEREAS, the Trust has selected the Investment Adviser to serve as the investment adviser for the Fund effective as of the date of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Trust on behalf of the Fund hereby employs the Investment Adviser to manage the investment and reinvestment of the Fund's assets and to administer its affairs, subject to the direction of the Board of Trustees and officers of the Trust for the period and on the terms hereinafter set forth. The Investment Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Adviser shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or the Fund in any way, or in any way be deemed an agent of the Trust or the Fund. The Investment Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board of Trustees of the Trust with such information and reports regarding the Fund's investments as the Investment Adviser deems appropriate or as the Trustees of the Trust may reasonably request. Subject to compliance with the requirements of the 1940 Act, the Investment Adviser may retain as a sub-adviser to the Fund, at the Investment Adviser's own expense, any investment adviser registered under the Advisers Act.

     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. Officers and employees of the Investment Adviser may be trustees, directors, officers and employees of the funds of which the Investment Adviser serves as investment adviser. Officers and employees of the Investment Adviser who are trustees, officers and/or employees of the Trust shall not receive any compensation from the Trust for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Adviser may share facilities common to each, with appropriate proration of expenses between them.

     3. (a) The Investment Adviser shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the primary objective of obtaining the best available prices and execution, the Investment Adviser will place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time, including brokers who provide statistical, factual and financial information and services to the Fund, to the Investment Adviser, or to any other fund for which the Investment Adviser provides investment advisory services and/or with broker-dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Adviser provides investment advisory services. Broker-dealers who sell shares of the funds of which the Investment Adviser is investment adviser, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

          (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Adviser is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund and to other funds for which the Investment Adviser exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Adviser under the provisions of this Agreement, the Trust on behalf of the Fund shall pay to the Investment Adviser from the Fund's assets an annual fee equal to 1.00% of the daily average net assets of the Fund, payable on a monthly basis, subject to reduction to the extent necessary to comply with the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

     If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The services to be rendered by the Investment Adviser to the Trust on behalf of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     6. The Investment Adviser, its officers, employees, and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust on behalf of the Fund or to any other investment company, corporation, association, firm or individual.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Adviser to the Fund, the Investment Adviser shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     8. The Trust agrees that, in the event that the Investment Adviser ceases to be the Fund's investment adviser for any reason, the Trust will (unless the Investment Adviser otherwise agrees in writing) promptly take all necessary steps to propose to the Fund's shareholders at the next regular meeting that the Fund change to a name not including the word "1838." The Trust agrees that the word "1838" in the Fund's name is derived from the name of the Investment Adviser and is the property of the Investment Adviser for copyright and all other purposes and that therefore such word may be freely used by the Investment Adviser as to other investment activities or other investment products.

     9. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Fund. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the

Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Adviser of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to a vote of a majority of the outstanding voting securities of the Fund. The Investment Adviser may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     10. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     11. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly authorized officers the day of , 199 .

Attest:                                 1838 INVESTMENT ADVISORS FUNDS

                                        By:
--------------------------------            -------------------------------
                                            W. Thacher Brown
                                            President

Attest:                                 1838 INVESTMENT ADVISORS, INC.

                                        By:
--------------------------------            -------------------------------
                                            W. Thacher Brown
                                            President

                         1838 INVESTMENT ADVISORS FUNDS
                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made by and between 1838 INVESTMENT ADVISORS FUNDS, a Delaware business trust (hereinafter called the "Trust"), on behalf of 1838 FIXED INCOME FUND (the "Fund"), and 1838 INVESTMENT ADVISORS, INC., a Delaware corporation (hereinafter called the "Investment Adviser").

                              W I T N E S S E T H:

     WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities, and the Investment Adviser is a registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and engages in the business of providing investment management services; and

     WHEREAS, the Trust has selected the Investment Adviser to serve as the investment adviser for the Fund effective as of the date of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Trust on behalf of the Fund hereby employs the Investment Adviser to manage the investment and reinvestment of the Fund's assets and to administer its affairs, subject to the direction of the Board of Trustees and officers of the Trust for the period and on the terms hereinafter set forth. The Investment Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Adviser shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or the Fund in any way, or in any way be deemed an agent of the Trust or the Fund. The Investment Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board of Trustees of the Trust with such information and reports regarding the Fund's investments as the Investment Adviser deems appropriate or as the Trustees of the Trust may reasonably request. Subject to compliance with the requirements of the 1940 Act, the Investment Adviser may retain as a sub-adviser to the Fund, at the Investment Adviser's own expense, any investment adviser registered under the Advisers Act.

     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. Officers and employees of the Investment Adviser may be trustees, directors, officers and employees of the funds of which the Investment Adviser serves as investment adviser. Officers and employees of the Investment Adviser who are trustees, officers and/or employees of the Trust shall not receive any compensation from the Trust for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Adviser may share facilities common to each, with appropriate proration of expenses between them.

     3. (a) The Investment Adviser shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the primary objective of obtaining the best available prices and execution, the Investment Adviser will place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time, including brokers who provide statistical, factual and financial information and services to the Fund, to the Investment Adviser, or to any other fund for which the Investment Adviser provides investment advisory services and/or with broker-dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Adviser provides investment advisory services. Broker-dealers who sell shares of the funds of which the Investment Adviser is investment adviser, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

          (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Adviser is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund and to other funds for which the Investment Adviser exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Adviser under the provisions of this Agreement, the Trust on behalf of the Fund shall pay to the Investment Adviser from the Fund's assets an annual fee equal to .50% of the daily average net assets of the Fund, payable on a monthly basis, subject to reduction to the extent necessary to comply with the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

     If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The services to be rendered by the Investment Adviser to the Trust on behalf of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     6. The Investment Adviser, its officers, employees, and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust on behalf of the Fund or to any other investment company, corporation, association, firm or individual.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Adviser to the Fund, the Investment Adviser shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     8. The Trust agrees that, in the event that the Investment Adviser ceases to be the Fund's investment adviser for any reason, the Trust will (unless the Investment Adviser otherwise agrees in writing) promptly take all necessary steps to propose to the Fund's shareholders at the next regular meeting that the Fund change to a name not including the word "1838." The Trust agrees that the word "1838" in the Fund's name is derived from the name of the Investment Adviser and is the property of the Investment Adviser for copyright and all other purposes and that therefore such word may be freely used by the Investment Adviser as to other investment activities or other investment products.

     9. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Fund. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the

Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Adviser of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to a vote of a majority of the outstanding voting securities of the Fund. The Investment Adviser may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     10. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     11. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly authorized officers the day of , 199 .

Attest:                                 1838 INVESTMENT ADVISORS FUNDS

                                        By:
--------------------------------            -------------------------------
                                            W. Thacher Brown
                                            President

Attest:                                 1838 INVESTMENT ADVISORS, INC.

                                        By:
--------------------------------            -------------------------------
                                            W. Thacher Brown
                                            President